SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2005

VIISAGE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation or organization)

000-21559	04-3320515
(Commission file number)	(I.R.S. employer identification no.)

296 Concord Road, Third Floor, Billerica, Massachusetts 01821

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (978) 932-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

On December 16, 2005, Viisage Technology, Inc. (“Viisage”) filed a Current Report on Form 8-K (the “Form 8-K”) to report (a) the completion of its acquisition of 60% of the outstanding membership interests of Integrated Biometric Technology LLC (“IBT”), a wholly-owned subsidiary of Integrated Biometric Technology, Inc. (“IBT Parent”) from Aston Capital Partners, L.P. (“Aston”), an affiliate of L-1 Investment Partners LLC (“L-1”), and (b) its acquisition of IBT Parent through the merger of IBT Parent into a wholly-owned subsidiary of Viisage. As a result of the two transactions, Viisage acquired 100% of the outstanding membership interests of IBT. Viisage hereby amends Item 9.01 of the Form 8-K to file the financial statements and pro forma financial information not filed with the Form 8-K.

(a)	Financial Statements of IBT Parent.

Included herein as Exhibit 99.1 to this Form 8-K/A are the audited consolidated balance sheets of IBT Parent as of September 30, 2005 and December 31, 2004, and the audited consolidated statements of operations, stockholders’ or members’ deficit, and cash flows for the nine and twelve months then ended and the notes to these audited financial statements.

(b)	Pro Forma Financial Information.

The following documents of Viisage appear as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

(i)	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of October 2, 2005;

(ii)	Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Nine Months Ended October 2, 2005 and the Year Ended December 31, 2004; and

(iii)	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

The unaudited pro forma condensed consolidated financial statements attached as Exhibit 99.2 to this Form 8-K/A are presented for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations for future periods or the financial position or results of operations that actually would have been realized had Viisage and IBT been a combined company during the specified periods. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with Viisage’s audited consolidated financial statements as of and for the three years ended December 31, 2004 and its unaudited condensed consolidated financial statements as of and for the nine months ended October 2, 2005, included in Viisage’s Annual Report on Form 10-K/A for the year ended December 31, 2004 and its quarterly report on Form 10-Q for the nine months ended October 2, 2005, respectively.

The pro forma adjustments are based on preliminary purchase price allocations. Actual allocations will be based on final appraisals and other analyses of the fair value of, among other items, identifiable intangible assets, goodwill, property and equipment, deferred revenue and income taxes. The allocations will be finalized after the data necessary to complete the appraisal and analyses of the fair values of acquired assets and liabilities is obtained and analyzed. Management does not expect that differences between the preliminary and final allocations will have a material impact on Viisage’s pro forma results of operations.

The unaudited pro forma condensed consolidated financial statements assume the IBT transactions, as well the issuance of common stock and warrants by Viisage to Aston pursuant to an investment agreement between Viisage and Aston dated October 5, 2005, a portion of the proceeds of which was used for the IBT transactions, had been consummated on October 2, 2005 (Viisage’s most recent balance sheets) for purposes of the pro forma condensed consolidated balance sheet and January 1, 2004 for purposes of the pro forma condensed consolidated statements of operations.

The Exhibit Index hereto is incorporated into this Item 9 by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIISAGE TECHNOLOGY, INC.

Date: February 24, 2006

By /s/ Bradley T. Miller

        Bradley T. Miller

        Senior Vice President and

        Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

2.1*	Agreement and Plan of Merger dated as of November 15, 2005 by and among Viisage Technology, Inc., Integrated Biometric Technology, Inc., Integrated Biometric Technology LLC, and the stockholders named therein.

23.1**	Consent of BDO Seidman, LLP, Independent Registered Public Accounting Firm, with respect to Integrated Biometric Technology, Inc.

99.1**	Audited Financial Statements of Integrated Biometric Technology, Inc. (a subchapter S corporation) for the nine months ended September 30, 2005 and the year ended December 31, 2004.

99.2**	Unaudited Pro Forma Condensed Consolidated Financial Statements of Viisage Technology, Inc.

*	Previously filed as an exhibit to the Registrant’s Form 8-K (File No. 000-21559) filed on November 15, 2005.
**	Filed herewith.